UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 15, 1999


                          The Chalone Wine Group, Ltd.
               (Exact Name of Registrant as Specified in Charter)


         California                     0-13406                  94-1696731

(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)



            621 Airpark Road
            Napa, California                                      94558-4291

(Address of Principal Executive Offices)                          (Zip Code)



        Registrant's telephone number, including area code: 707-254-4200

Item 2.  Acquisition or Disposition of Assets

         On June 15, 1999, The Chalone Wine Group, Ltd. (the "Company") acquired all of the outstanding equity (the "Staton Hills Equity") of Staton Hills Winery Company Limited ("Staton Hills") pursuant to a stock purchase agreement (the "Purchase Agreement") between Peter Ansdell ("Ansdell"), SHW Equity Co., a company wholly owned by Ansdell that held all of the outstanding equity of Staton Hills ("SHW"), and the Company. Staton Hills produces, markets, and sells premium white and red table wines.

         Staton Hills has a wine production facility and approximately 21 acres of real property located in Washington State, of which approximately ten acres are producing vineyards (the "Winery"). Staton Hills also has ongoing contracts to acquire grapes from approximately 90 acres of vineyards located in Washington State. The Company intends to continue to use the Winery for the production and marketing of Staton Hills-branded wine. The Winery will also form the core of a new wine brand focusing on Cabernet Sauvignon and Merlot, which the Company expects to introduce later this year.

         Pursuant to the terms of the Purchase Agreement (attached hereto as Exhibit 10.1 and incorporated herein by reference), the Company acquired the Staton Hills Equity for $6,125,000, from which substantially all of Staton Hills' existing liabilities were repaid, and of which $125,000 will be held back by the Company for one year in order to secure Ansdell's indemnification obligations. The source of funding for the acquisition was the Company's existing line of credit with Rabobank Nederland, New York branch.

         The Company anticipates that Ansdell will remain in a consulting capacity with the Winery. Kevin Mott, formerly of Sainte Chapelle Winery in Idaho, will assume responsibility for the Winery's management and grower relations, under the direction of the Company.


         When used in this Report, the words "anticipates," "intends," "expects" and similar expressions are intended to identify forward-looking statements, which are subject to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that could cause actual results to differ materially. Each of these factors, and other risks pertaining to the Company, the premium wine industry and general business and economic conditions, are more fully discussed in the Company's reports under the Securities Exchange Act of 1934, as amended, filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release updates or revisions to these statements.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of business acquired.

After  reviewing the financial  statements of the Company and Staton Hills,  the
Company  has  determined  that  the  threshold  for  filing  audited   financial
statements as required by this Item 7(a) has not been met.

         (b) Pro Forma Financial Information.

After reviewing the financial statements of the Company and Staton Hills, the Company has determined that the threshold for filing pro forma financial statements as required by this Item 7(b) has not been met.


  (c)  Exhibits.

    Exhibit No.                                       Description
    -----------                                       -----------
       10.1 Purchase Agreement among Peter Ansdell, SHW Equity Co. and the Company, dated as of June 15, 1999


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Dated: June 30, 1999

                                                 THE CHALONE WINE GROUP, LTD.



                                                 By: /s/ Francois P. Muse
                                                     ---------------------------
                                                         Francois P. Muse
                                                         Chief Financial Officer